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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report: September 24, 2001


                            ALLOS THERAPEUTICS, INC.
               (Exact name of Registrant as specified in charter)

             DELAWARE                 Commission File Number                   54-1655029
  (State or other jurisdiction of           000-29815                        (I.R.S.Employer
          incorporation)                                                    Identification No.)


                        11080 CIRCLEPOINT ROAD, SUITE 200
                           WESTMINSTER, COLORADO 80021
                                 (303) 426-6262
               (Address, including zip code, and telephone number,
              including area code, of principal executive offices)

                         7000 NORTH BROADWAY, SUITE 400
                             DENVER, COLORADO 80020
                                  303-426-6262
                         (Former Name or Former Address,
                          if changed since last report)



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Item 5 - Other Events

Dr. Michael J. Gerber resigned as Senior Vice President, Clinical Development/Regulatory Affairs, of Allos Therapeutics, Inc. (ALTH), effective September 24, 2001 to pursue other interests. Dr. Jean Francois Liard, Vice President Clinical Development, and Markus F. Herzig, Vice President Regulatory Affairs, will assume Dr. Gerber's responsibilities. The Company is currently evaluating whether or not a permanent replacement for Dr. Gerber will be hired. The Company expects no material delays in its ongoing clinical development programs as a result of Dr. Gerber's resignation.




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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ALLOS THERAPEUTICS, INC.

Date: October 3, 2001                 By: /s/ MICHAEL E. HART
                                          ---------------------------------
                                                   Michael E. Hart
                                               Chief Financial Officer
                                               and Sr. VP, Operations